Exhibit 99.1 Corporate Deck June 2025

Important Information This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding Recursion’s ability to demonstrate the potential of technology-driven approaches to increase speed, quality and the scalability of drug discovery; the potential outlook for programs being prioritized and deprioritized; Recursion's future as a leader in TechBio and ability to deliver better treatments to patients faster; Recursion’s OS industrializing first- and best-in-class drug discovery; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; advancements of its pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; Recursion’s cash burn, cash position and cash runway; the completion of core integration plans and the results of the business combination with Exscientia; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2

Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery 3

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline strategy • Oncology • Rare disease Build internal pipeline in indications with • Other areas of high potential for advance transformational unmet need medicines for patients Partnership strategy • Neuroscience Partner in complex therapeutic • Oncology • Immunology areas requiring large financial • Other large, intractable commitment or competitive arbitrage areas of biology Leverage partner knowledge and clinical development capabilities Recursion OS Data strategy • Licensing License subsets of data and key tools • Augment Recursion OS Direct generation of new data • LOWE internally to maximize pipeline and partnership value-drivers 4 DATA PARTNERSHIP PIPELINE

Pipeline: Advancing 5+ high-potential programs across oncology and rare disease

	Candidate	Target	BIC/FIC	Indication	Preclinical	IND-Enabling	Phase 1 / 2	Phase 3
ONCOLOGY	REC-617	**CDK7**	BIC	Advanced solid tumors[1]	*ELUCIDATE*			
ONCOLOGY	REC-1245	**RBM39**	FIC	Biomarker-enriched solid tumors & lymphoma	*DAHLIA*			
ONCOLOGY	REC-3565	**MALT1**	BIC	B-cell malignancies	*EXCELERIZE*			
ONCOLOGY	REC-7735	**PI3Kα H1047R**	BIC	Breast cancer				
RARE	REC-4881	**MEK1/2**	FIC	Familial adenomatous polyposis (FAP)	*TUPELO*			
RARE	REV102[2]	**ENPP1**	FIC	Hypophosphatasia (HPP)				
	REC-4539 – strategic pause[3]	**LSD1**	BIC	Solid tumors (e.g., SCLC)	*ENLYGHT*			

1. Includes non-small cell lung cancer (NSCLC), colorectal cancer, breast cancer, pancreatic cancer, ovarian cancer, head and neck cancer
2. Joint Venture with Rallybio
3. Strategic pause to ensure a competitive Target Product Profile

5

Recursion.

1 Pharma partnerships with approximately $455M earned to date and potential to receive more than $20B in additional milestones NEUROSCIENCE & ONCOLOGY • $150M upfront | Up to $300M per program for 40 programs • Identifying novel targets and small molecules, with the potential to advance up to 40 programs in neuroscience & a GI oncology indication ONCOLOGY & IMMUNOLOGY • $100M upfront | >$5B total value • Focusing on up to 15 novel small molecule candidates across oncology & immunology ONCOLOGY • $80M upfront + investment | ~$1.5B total value Recursion OS • Focusing on up to seven programs in oncology ONCOLOGY & IMMUNOLOGY • $20M upfront | >$650M deal value • Focused on three projects in oncology & immunology 1. Upfront and milestone payments from these therapeutic partnerships 6 Note: Total deal value may include program milestones (for development, commercialization and net sales) and tiered royalties on net sales

Recursion OS moves medicines to clinic faster and at a lower cost Quickly validate Highly productive hypotheses compound design Spend less Go faster 60 14 3,000 30 12 50 2,500 25 10 2,000 20 40 8 1,500 15 30 6 1,000 10 20 4 5 500 10 2 0 0 0 0 Industry Recursion Industry Recursion Industry Recursion Industry Recursion (Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exscientia compounds synthesized from hit to candidate ID. (Center Right): Total spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) 7 programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214 Time to hit package (months) # synthesized to candidate Cost to IND ($M) Time to candidate ID (months)

Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery 8

The race to accurately simulate biology at scale MACRO Real-world patient data + AI Patient Models Largest, fit-for-purpose perturbative biology + foundation Pathway Model models make Recursion a leader Increasingly commoditized – Introducing Boltz-2 with MIT Protein Model and NVIDIA Compute Recipe for AI + QM/MD + Compute = Atomistic Model leadership MICRO 9

Boltz-2: Towards accurate and efficient binding affinity prediction • Boltz-2: Next-generation biomolecular foundation model allowing for integration of protein model to achieve complete biological systems view • Powered by Recursion's NVIDIA supercomputer for training and validation • Extends interaction modeling beyond structure prediction and achieves state-of-the-art performance in binding affinity prediction • Approaching FEP accuracy at speeds up to 1,000x faster than currently available FEP atomistic simulations • Open-source to accelerate adoption and industry impact • Accelerates the shift of value creation toward modular platforms, proprietary data and iterative dry/wet lab loops Developed by MIT (Regina Barzilay’s lab) and Recursion 10 FEP = free energy perturbations

Pipeline

Pipeline: Advancing 5+ high-potential programs across oncology and rare disease

	Candidate	Target	BIC/FIC	Indication	Preclinical	IND-Enabling	Phase 1 / 2	Phase 3
ONCOLOGY	REC-617	**CDK7**	BIC	Advanced solid tumors[1]	*ELUCIDATE*			
ONCOLOGY	REC-1245	**RBM39**	FIC	Biomarker-enriched solid tumors & lymphoma	*DAHLIA*			
ONCOLOGY	REC-3565	**MALT1**	BIC	B-cell malignancies	*EXCELERIZE*			
ONCOLOGY	REC-7735	**PI3Kα H1047R**	BIC	Breast cancer				
RARE	REC-4881	**MEK1/2**	FIC	Familial adenomatous polyposis (FAP)	*TUPELO*			
RARE	REV102[2]	**ENPP1**	FIC	Hypophosphatasia (HPP)				
	REC-4539 – strategic pause[3]	**LSD1**	BIC	Solid tumors (e.g., SCLC)	*ENLYGHT*			

1. Includes non-small cell lung cancer (NSCLC), colorectal cancer, breast cancer, pancreatic cancer, ovarian cancer, head and neck cancer
2. Joint Venture with Rallybio
3. Strategic pause to ensure a competitive Target Product Profile

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Targeted, differentiated portfolio strategy Powered by the Recursion OS 2.0 platform Double down on areas of expertise and efficiency Oncology・I&I・Neuroscience・Rare Explore the uncharted by going after novel targets to develop differentiated medicines First-in-class molecules Differentiated, product first mindset, powered by Develop innovative molecules Recursion OS 2.0 in-house, powered by our Integrated, end-to-end tech stack platform Multimodal Biology・Design・ClinTech Provide significantly meaningful advancements with differentiated medicines Best-in-class molecules Focus on quick and clear go/no-go, differentiated TPP that enable rapid POC Note: Leverage platform insights to strategically in-license 13

Sharpening our focus: Pipeline programs powered by Recursion OS

REC-617 | CDK7
Ph 1/2 Mono; Ph 1 Combo 1H25
Solid tumors[1]

Optimized PK/PD with potential for improved efficacy and safety via a wider therapeutic index

~185,000 addressable patients

REC-1245 | RBM39
Ph 1
Solid tumors[2], Lymphoma

Phenotypic insight to identify novel MOA to modulate DDR biology

~100,000 addressable patients

REC-4881 | MEK1/2
Ph 1b/2
Familial adenomatous polyposis (FAP)

Phenotypic insight on MEK1/2 inhibition for APC-mutant FAP

~50,000 addressable patients

REC-3565 | MALT1
Ph 1
B cell malignancies

Potential for less UGT1A1 inhibition and off-target AEs

~41,000 addressable patients

REC-7735 | PI3Kα H1047R
IND-enabling 2H25
Breast Cancer

Highly selective with potential for improved efficacy and safety via a wider therapeutic index

~11,000 addressable patients

REV102[3] | ENPP1i
IND-enabling
Hypophosphatasia (HPP)

Oral, highly selective & potent, suitable for lifetime dosing

~7,800[4] addressable patients

REC-4539 | LSD1: Precision designed for reversibility and CNS penetration
Strategic pause to ensure a competitive Target Product Profile

Note: Addressable patient populations estimate based on annual US+EU5 and currently identified indications
1. Includes ovarian cancer, breast cancer, non-small cell lung cancer (NSCLC), colorectal cancer, pancreatic cancer, head and neck cancer
2. Biomarker-enriched
3. Joint Venture with Rallybio
4. Diagnosed patients

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Recursion

REC-617 (CDK7 inhibitor): Summary & next steps

Monotherapy dose escalation ongoing with update 2H25; Combination study to initiate 1H25

Recursion OS Insight → **Preclinical Validation** → **Clinical Development**

Target affinity and selectivity	CDKC IC_{50} (nM)	
	CDK family selectivity	
Cell potency	HCC70 (breast cancer) IC_{50} (nM)	
	OVCAR-3 (ovarian cancer) IC_{50} (nM)	
Safety and metabolism	hERG IC_{50} (µM)	
	Human microsome Clint µL/min/mg	
	Human hep Clint µL/min/10^6 cells	
ADME	Caco-2 A2B (efflux) 10^6 cm/s	
	pH 7.4 µg/mL	
	F % (p.o.)	

136 novel compounds
to Candidate ID in **<12 months**

Designed to optimize PK/PD and maximize potential therapeutic index

- 2D ML to optimize ADME for high permeability and low efflux
- 3D ML maximized key pocket interactions & selectivity against related kinases

CDX Model: OVCAR[1]



Tumor Volume (mm³)
2,000
1,500
1,000
500
0
Vehicle
REC-617 1mpk
REC-617 3mpk
REC-617 10mpk
0
5
10
15
20
25
30
Days post treatment

Potent tumor regression with REC-617 treatment

- <10 hours of exposure above IC80 to optimize benefit-risk
- No body weight loss



CDK7 Expression and Overall Survival
Survival
1.00
0.75
0.50
0.25
0.00
0
10
20
30
40
50
60
70
80
90
100
110
120
Months
CDK7 Expression
High
Low

Human genetics data and cell line screens to validate new indications

- Causal AI approach to determine impact of CDK7 inhibition on survival
- 2 new potential indications identified

1. Besnard et al, AACR (2022)

15

Recursion.

REC-1245 (RBM39 degrader): Summary & next steps

Monotherapy dose escalation ongoing with preliminary update 1H26

Recursion OS Insight	Preclinical Validation	Clinical Development


REC-1245
0.1 µM
0.25 µM
1.0 µM
2.5 µM
CDK12
RBM39
CDK13
Opposite
Similar

Identified through phenotypic discovery platform

- Novel target mimicking CDK12 loss
- Hypothesized to modulate DDR

CDX Model: OVK18[1]


Vehicle
REC-1245 1mpk
REC-1245 3mpk
REC-1245 10mpk
Tumor Volume (mm³)
1,500
1,000
500
0
0
5
10
15
Days post treatment

Compelling efficacy and PK/PD with REC-1245 treatment

- REC-1245 shows significant monotherapy regressions
- Dose-dependent antitumor activity correlates with PD

Illustrative example


Cumulative Enrollment
Month

Ongoing ClinTech work to accelerate enrollment and identify new indications

- Using RWD to identify quality sites for faster enrollment
- Ongoing causal AI modeling to explore potential additional indications

1. N=8 mice per group in TV portion. REC-1245 administered BID PO. PD evaluated after 5 days BID oral of REC-1245 at doses noted; N=3 mice per group in PD portion.

16

Recursion

REC-3565 (MALT1 inhibitor): Summary & next steps

Monotherapy dose escalation ongoing with preliminary update 2H26

Recursion OS Insight | Preclinical Validation | Clinical Development



Donor
Apolar
Acceptor

344 novel compounds
to Candidate ID

Designed to deliver balanced compound with improved safety (UGT1A1) and efficacy

- Leveraged molecular dynamics & hotspot analysis

CDX Model: OCI-Ly10[1]



Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

Single-agent and synergistic activity

- Single agent showed tumor growth regression
- 70% of mice in combo arm had no palpable tumors 10-days after last dose

Illustrative example



RWD to combat competition for trial enrollment

- Advanced analytics for strategic site recommendations and patient targeting
- >50 new potential sites identified in UK and Spain

17

1. Payne et al. ENA, (2024).

Recursion.

REC-4881 (MEK1/2 inhibitor): Summary & next steps

Phase 2 dose expansion ongoing with update 2H25

Recursion OS Insight	Preclinical Validation	Clinical Development


REC-4881
0.3 µM
Side Effect Score
Disease Score
Healthy Cells
Disease State
30
25
20
15
10
0
0.5
1.0
1.5

REC-4881 suppresses disease-inducing effects of APC mutations

Identified through phenotypic discovery platform

- Novel therapeutic mechanism for FAP
- Targeted strategy selectively blocking ERK activation (MAPK pathway) to suppress disease progression

In Vivo Model: *APC*min/+ [1]


p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
40
30
20
10
0
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

Significant reduction in polyp count, outperforming celecoxib

- Decreases both polyp number and pre-cancerous adenoma percentage, unlike celecoxib[2]


(Illustrative example)
Natural History
Treatment
Polyp Burden
Time

RWE to benchmark clinical trial efficacy

- Evaluating natural history data for FAP patients undergoing routine care
- Providing frame of reference for polyp burden compared with open label REC-4881 trial

1. N=15 across arms, REC-4881 and celecoxib administered orally for 8 weeks.
2. Pre-cancerous adenoma percentage data on file.

18

Recursion.

REC-7735: PI3Kα H1047R – Summary & next steps

Biological Insight

High selectivity for **H1047R mutant PI3Kα** over WT to reduce dose-limiting hyperglycemia

Design

AI-driven generative design via **hotspot molecular dynamics** to discover a **unique chemical series**

In Vivo Data

Significant tumor regressions at low doses **outperforms** clinically approved agents

Clinical

Data supports targeting **H1047R mutant breast cancer** as a **monotherapy** or in **combination** with standard of care treatments

REC-7735 Target Profile

- Potential **best-in-class** PI3Kα H1047R inhibitor
- **>100-fold selective** against WT PI3Kα
- **No significant** in-vitro safety concerns, superior BSEP, off-target & liver spheroid profile **versus competitors**
- **Highly CNS penetrant** with **low-risk** of dose-limiting AEs

What's Next

- Development candidate nomination **2H25**

19

Recursion.

REV102: ENPP1 – Next steps

Biological Insight
Reduction of PPi production via controlled ENPP1 inhibition to restore bone hypomineralization

Design
AI-driven generative design via **fragment screening** to enhance **metalloenzyme selectivity**

In Vivo Data
Significant survival benefit in HPP mice through transient PPi reduction validates mechanistic rationale

Clinical
Opportunity to address significant unmet needs in **juvenile** and **adult-onset HPP patients**

REV102 Target Profile
- Potential **first-in-class** ENPP1 inhibitor
- **High oral bioavailability** supports QD or BID dosing
- **No kinases** inhibited >70% at 10 μM
- No significant in vitro safety liabilities identified

What's Next
- IND-enabling studies **ongoing**
- **Phase 1 initiation 2H26**

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Recursion | Rallybio

Partnered Programs

Sanofi collaboration advancing novel targets in I&I and oncology – 4 milestones achieved, multiple additional expected

Biology → Design → Optimize

Leveraging suite of tools tailored for each program to collaboratively identify and drive up to Development Candidate[1]

State of the art **in vivo facilities & biology labs**
- InVivomics
- Digital toxicology
- Bespoke biological validation

Applying **Recursion OS** cutting-edge generative design platform
- Gambit
- MMPA
- Retrosynthesis
- ML based MPO filter options

QM/MD simulations to explore protein and ligand flexibility
- ABFE
- RBFE
- Co-folding
- QM based confirmational analysis

Active learning to maximize optimization and exploration
- GP Learning
- Coverage Score

Future biological insights to be identified from Recursion Phenomap



Recursion OS Platform

4 **Program milestones achieved** to date

What's next

- **Complete first development candidates** and advance programs into the clinic
- Continue to **advance broad pipeline** of first-in-class and best-in-class medicines with Recursion OS

22

1. Sanofi to take Development Candidate through IND enabling studies, clinical trials, regulatory approval & commercialization

Recursion.

Roche and Genentech collaboration within neuroscience and GI oncology indication – unbiased novel biological insights to programs

Biology → Design → Optimize

~5 Phenomaps

Derived from over
1 trillion iPSC cells and
100 billion GI Onc relevant cells

~5,000 transcriptomes

From multiple disease-relevant cell types, subjected to **compound treatments and/or gene KO**, resulting in **~171 TB of data**



Lab in the Loop


High throughput screens:
Genetics and small molecules
Cell measurements
Molecular profiles and imaging
AI/ ML model
Query model
Target → gene → molecule → phenotype
Target and small
molecule prediction
Cells

Collaboratively working to identify novel biological insights from phenomaps for validation

Recursion OS Platform

What's next

- **Additional phenomap** builds ongoing
- Leveraging Recursion OS and collaborating with Roche and Genentech to **identify new programs** in a GI oncology indication & neuroscience

23

Lab in the Loop image credit: Genentech 2024

Recursion.

Financial Update

Streamlining operations to advance platform, pipeline & partnerships Cash, cash equivalents and 2 3 Expected cash burn Partnership inflows restricted cash 2 • Expected 2025 cash burn of • $7 million Sanofi milestone 1 • $509.2 million in cash as of <$450 million payment achieved in 2Q25 March 31, 2025 2 • Expected 2026 cash burn of • Potential for over $100 • Expect to end 2Q25 with <$390 million million in partnership inflows 1 over $500 million in cash 3 by end of 2026 Expected cash runway extended into the fourth quarter of 2027 1. Cash, cash equivalents and restricted cash 2. Cash burn, defined as operating cash flow less capital expenditures, excluding partnership and financing inflows, transaction expenses and severance 25 3. Risk-adjusted cash inflows from partnerships included in estimated cash runway

Looking Forward

Solidifying Recursion’s leadership in TechBio Our sustainable and continued growth plan • Commitment to internal pipeline – Strong investment behind more focused pipeline • Execution on partnerships – Fully resourced to deliver on programs and achieve milestones • Transforming drug discovery and development – Expanding leadership in AI-based drug discovery and automation by advancing differentiated molecules • Increasing efficiency – Our scale and technologies continue to allow us to do more with less • Investment in Recursion OS – Integrated end-to- end tech stack driving better decision making 27

Internal and external pipeline momentum
FY 2025 and 2026 upcoming pipeline catalysts

2025

H1

REC-617 (CDK7i) in advanced solid tumors
Initiation of combination studies

H2

REC-4881 (MEK1/2i) in FAP
Additional safety and efficacy data from TUPELO

REC-617 (CDK7i) in advanced solid tumors
Additional Phase 1 data from ELUCIDATE

REC-7735 (PI3Kα H1047Ri)
DC nomination

2026

H1

REC-1245 (RBM39 degrader)
Early safety and PK from monotherapy trial

H2

REC-3565 (MALT1i)
Early safety and PK from monotherapy trial

REV102 (ENPP1i)
Ph1 initiation – 2H26

Partnership Catalysts

Potential for **additional phenomap options**

Potential for **multiple new project initiations**

Potential for **multiple programs optioned** by partners

Roche Genentech | sanofi | Merck KGaA Darmstadt, Germany | BAYER

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Recursion.